Exhibit 10.1

CONSENT TO
CREDIT FACILITIES AGREEMENT

           This CONSENT TO CREDIT FACILITIES AGREEMENT (this “Agreement”) is entered into as of June 29, 2009 and is effective on such date, and is by and among MTM TECHNOLOGIES, INC., a New York corporation, MTM TECHNOLOGIES (US), INC., a Delaware corporation, MTM TECHNOLOGIES (MASSACHUSETTS), LLC, a Delaware limited liability company, and INFO SYSTEMS, INC., a Delaware corporation (collectively, and separately referred to as, “Borrower” or “the Borrower”), and GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION (“CDF”), as Administrative Agent, and CDF, as the sole lender (the “Lender”).

Recitals:

A.

Borrower, Administrative Agent and the Lender are parties to that certain Credit Facilities Agreement dated as of August 21, 2007, as amended by the First Amendment to Credit Facilities Agreement entered into and effective as of August 21, 2007, as further amended by the Second Amendment to Credit Facilities Agreement entered into and effective as of February 4, 2008, as further amended by the Third Amendment to Credit Facilities Agreement entered into and effective as of February 28, 2008, as further amended by the Fourth Amendment to Credit Facilities Agreement entered into as of May 16, 2008, as further amended by the Fifth Amendment to Credit Facilities Agreement entered into as of June 11, 2008 (the “Fifth Amendment”), as further amended by the Sixth Amendment to Credit Facilities Agreement entered into as of November 13, 2008, as further amended by the Seventh Amendment to Credit Facilities Agreement entered into as of February 3, 2009, as further amended by the Eighth Amendment to Credit Facilities Agreement entered into as of June 2, 2009 (the “Eighth Amendment”), and as further amended by the Ninth Amendment to Credit Facilities Agreement entered into as of June 11, 2009 (as amended, the “Loan Agreement”).

B.	Administrative Agent, Lender and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

Agreement

           Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is acknowledged, Borrower, Administrative Agent and the Lender hereby agree as follows:

1.           Definitions. All references to the “Agreement” or the “Loan Agreement” in the Loan Agreement and in this Agreement and all references to the “Loan Agreement” in the other Loan Documents shall be deemed to be references to the Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

2.           Effectiveness of Agreement. This Agreement shall become effective as of the date first written above (or such other date as may be expressly stated herein), but only if (a) this Agreement has been executed by Borrower, Administrative Agent and the Lender, and (b) each of the other documents listed on Exhibit A have been duly executed and delivered to Administrative Agent in form and substance satisfactory to the Lender.

3.           Consent to Later Date to Deliver Financial Statements and Filing of Form 10-K. The Lender hereby consents and agrees that (i) the reference to “June 30, 2009” in Section 3 of the Eighth Amendment is deemed changed and amended to “July 14, 2009,” (ii) MTM Technologies, Inc., may file its Annual Report on Form 10-K for the fiscal year ended March 31, 2009, with the Securities and Exchange Commission at any time on or before the date authorized by and in accordance with any extension of time for the filing thereof granted to MTM Technologies, Inc. by the Securities and Exchange Commission, (iii) the Borrower may deliver its monthly Financial Statements for May 2009 together with any required Compliance Certificate at any time on or before July 14, 2009, and (iv) the Borrower may deliver its audited Financial Statements for the fiscal year ended March 31, 2009 (the “2009 Annual Financial Statements”), together with any required Compliance Certificate at any time on or before July 14, 2009. The failure to deliver any Financial Statements by the dates specified in this Section 3 (including Section 3 of the Eighth Amendment, as modified hereby) shall be an immediate Event of Default.

4.           Going Concern. Notwithstanding the terms and provisions of Section 13.13.1 of the Loan Agreement, the Lender hereby consents and agrees that the 2009 Annual Financial Statements may contain a “going concern” qualification.

5.           General Representations and Warranties of Borrower. Each Borrower hereby represents and warrants to Administrative Agent and the Lender that (i) such Borrower’s execution of this Agreement has been duly authorized by all requisite action of such Borrower, (ii) no consents are necessary from any third parties for such Borrower’s execution, delivery or performance of this Agreement except for those already duly obtained, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, except to the extent that the enforceability thereof against such Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) there is no Existing Default, (v) the execution, delivery and performance of this Agreement by Borrower does not violate, contravene, or conflict with any Material Law or Material Agreement, (vi) there are no Material Proceedings pending or, to the knowledge of Borrower, threatened, and (vii) since August 21, 2007, no Borrower’s Charter Documents have been amended, restated or otherwise modified in any manner which has or is reasonably likely to have a Material Adverse Effect on any Covered Person or which will or is reasonably likely to cause a Default or Event of Default.

6.           Reaffirmation; No Claims; RELEASE. Each Borrower hereby represents, warrants, acknowledges and confirms that (i) the Loan Agreement and the other Loan Documents remain in full force and effect, (ii) the Security Interests of the Administrative Agent under the Security Documents secure all the Loan Obligations under the Loan Agreement, continue in full force and effect, and have the same priority as before this Agreement, (iii) no Borrower has any defenses to its obligations under the Loan Agreement and the other Loan Documents, and (iv) NO BORROWER HAS ANY CLAIM AGAINST ADMINISTRATIVE AGENT OR THE LENDERS OR ANY OF THEIR RESPECTIVE PRESENT AND FORMER SHAREHOLDERS, AFFILIATES, SUBSIDIARIES, DIVISIONS, PREDECESSORS, DIRECTORS, OFFICERS, ATTORNEYS, EMPLOYEES, AGENTS OR OTHER REPRESENTATIVES ARISING FROM OR IN CONNECTION WITH THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS. Until the Loan Obligations are paid in full in good funds and all obligations and liabilities of Borrower under the Loan Agreement and the Loan Documents are performed and paid in full in good funds, Borrower agrees and covenants that it is bound by the covenants and agreements set forth in the Loan Agreement, the Loan Documents and in this Agreement. Borrower hereby ratifies and confirms the Loan Obligations. This Agreement is a Loan Document.

EACH BORROWER, ON BEHALF OF ITSELF AND ITS RESPECTIVE SUCCESSORS, ASSIGNS, AND OTHER LEGAL REPRESENTATIVES, HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY RELEASES, REMISES AND FOREVER DISCHARGES ADMINISTRATIVE AGENT, LENDER, AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AND THEIR PRESENT AND FORMER SHAREHOLDERS, AFFILIATES, SUBSIDIARIES, DIVISIONS, PREDECESSORS, DIRECTORS, OFFICERS, ATTORNEYS, EMPLOYEES, AGENTS AND OTHER REPRESENTATIVES (ADMINISTRATIVE AGENT, LENDER, AND ALL SUCH OTHER PARTIES BEING HEREINAFTER REFERRED TO COLLECTIVELY AS THE “RELEASEES” AND INDIVIDUALLY AS A “RELEASEE”), OF AND FROM ALL DEMANDS, ACTIONS, CAUSES OF ACTION, SUITS, COVENANTS, CONTRACTS, CONTROVERSIES, AGREEMENTS, PROMISES, SUMS OF MONEY, ACCOUNTS, BILLS, RECKONINGS, DAMAGES AND ANY AND ALL OTHER CLAIMS, COUNTERCLAIMS, DEFENSES, RIGHTS OF SET-OFF, DEMANDS AND LIABILITIES WHATSOEVER OF EVERY NAME AND NATURE, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, BOTH AT LAW AND IN EQUITY, WHICH ANY BORROWER, OR ANY OF THEIR RESPECTIVE SUCCESSORS, ASSIGNS, OR OTHER LEGAL REPRESENTATIVES MAY NOW OR HEREAFTER OWN, HOLD, HAVE OR CLAIM TO HAVE AGAINST THE RELEASEES OR ANY OF THEM FOR, UPON, OR BY REASON OF ANY NATURE, CAUSE OR THING WHATSOEVER WHICH ARISES AT ANY TIME ON OR PRIOR TO THE DAY AND DATE OF THIS AGREEMENT, FOR OR ON ACCOUNT OF, OR IN RELATION TO, OR IN ANY WAY IN CONNECTION WITH THE LOAN AGREEMENT, AS AMENDED AND SUPPLEMENTED THROUGH THE DATE HEREOF, AND/OR THE OTHER LOAN DOCUMENTS, AS AMENDED AND SUPPLEMENTED THROUGH THE DATE HEREOF.

7.           Payments. Each Borrower reaffirms, covenants and agrees to direct all Account Debtors to remit payments on their Accounts to a Lockbox, including, without limitation, the Account owing from Defense Finance and Accounting Services.

8.           Effect of Agreement. The execution, delivery and effectiveness of this Agreement shall not and does not operate as a waiver of any right, power or remedy of Administrative Agent or the Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents or any Existing Default or Event of Default. The execution, delivery and effectiveness of this Agreement shall not and does not act as a release or subordination of the liens and Security Interests of Administrative Agent under the Loan Documents.

9.           Payment of Fees and Expenses. Borrower shall promptly pay to Administrative Agent an amount equal to all reasonable fees, costs, and expenses, incurred by the Administrative Agent (including all reasonable attorneys fees and expenses) in connection with the preparation, negotiation, execution, and delivery of this Agreement, and any further documentation which may be required in connection herewith.

10.           Governing Law. This Agreement and the rights and obligations of the parties hereunder and thereunder shall be governed by and construed and interpreted in accordance with the internal Laws of the State of Illinois applicable to contracts made and to be performed wholly within such state, without regard to choice or conflicts of law principles.

11.           Patriot Act. Administrative Agent and each Lender hereby notifies the Borrowers that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (as amended from time to time (including any successor statute) and together with all rules promulgated thereunder, collectively, the “Act”), it is required to obtain, verify and record information that identifies the Borrowers and any Guarantor, which information includes the name and address of the Borrowers and any Guarantor and other information that will allow Administrative Agent and each Lender to identify the Borrowers and each Guarantor in accordance with the Act.

12.           Section Titles. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

13.           Counterparts; Facsimile Transmissions. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

14.           Binding Arbitration. This Agreement is subject to the binding arbitration provisions contained in the Loan Agreement and the Loan Documents as applicable to the parties hereto.

15.           Incorporation By Reference. Administrative Agent, the Lender and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.

16.	Notice—Oral Commitments Not Enforceable.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

17.	Statutory Notice-Insurance.

UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE

OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

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           IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION,
as Administrative Agent and sole Lender

By:	/s/ David Mintert
Name:	David Mintert
Title:	Operations Director

MTM TECHNOLOGIES, INC., as a Borrower

By:	/s/ Steven Stringer
Name:	Steven Stringer
Title:	President and Chief Executive Officer

MTM TECHNOLOGIES (US), INC., as a Borrower

By:	/s/ Steven Stringer
Name:	Steven Stringer
Title:	President and Chief Executive Officer

MTM TECHNOLOGIES (MASSACHUSETTS), LLC, as a Borrower

By:	/s/ Steven Stringer
Name:	Steven Stringer
Title:	President and Chief Executive Officer

INFO SYSTEMS, INC., as a Borrower

By:	/s/ Steven Stringer
Name:	Steven Stringer
Title:	President and Chief Executive Officer

EXHIBIT A

1.	Consent to Credit Facilities Agreement

2.	Consent to the Subordinated Indebtedness Documents.